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                                                                    Exhibit 10.1


                                   AXONYX INC.
                             1998 STOCK OPTION PLAN
              (ADOPTED BY THE BOARD OF DIRECTORS DECEMBER 1, 1998)
                 (APPROVED BY THE SHAREHOLDERS DECEMBER 4, 1998)

1.   PURPOSE.

     This 1998 Stock Option Plan is intended to encourage stock ownership in Axonyx Inc. by the officers, directors, employees, consultants, and advisors of the Company or its affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation. All options granted under this 1998 Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Statutory Stock Options.

2.   DEFINITIONS.

     As used herein the following definitions shall apply:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" by Code Section 424(e) and (f), respectively.

     "Agreement" shall mean either a 1998 Incentive Stock Option Agreement or a 1998 Non-Statutory Stock Option Agreement, embodying the terms of the agreement between the Company and the Optionee with respect to Optionee's Option.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. "Company" shall mean Axonyx Inc., a Nevada corporation.

     "Consultant" shall mean any person who is placed on the Company's Consultants List by the Board and who agrees in writing to be included thereon.

     "Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

     "Director" shall mean an individual member of the Board.

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     "Disinterested Person" means a Director: (i) who was either (A) not during the one year prior to service as a member of the Committee administering the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its Affiliates except as permitted by Rule 16b-3(c)(2)(i), or (B) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities Exchange Commission; and (ii) who either (A) is not a current Employee, is not a former Employee receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an Affiliate at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (B) is otherwise considered an outside director for purposes of Section 162(m) of the Code.

     "Employee" shall mean any salaried employee of the Company or its Affiliates, including those employees who are officers of the Company or its Affiliates.

     "ERISA" shall mean the Employee Retirement Income Security Act or the rules thereunder, as amended from time to time.

     "Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board or its delegates by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the preceding, if the Stock is traded upon an established stock exchange, then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading; if the Stock is not traded upon an established stock exchange but is quoted on a quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by such quotation system or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading.

     "Incentive Stock Option" shall mean an option granted pursuant to the Plan which is designated by the Board or its delegates as an "Incentive Stock Option" and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

     "Non-Statutory Stock Option" shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

     "Option" shall refer to either or both an Incentive Stock Option or Non-Statutory Stock Option, as the context shall indicate.


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     "Optionee" shall mean the recipient of an Incentive Stock Option or a
Non-Statutory Stock Option.

     "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

     "Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

     "Plan" shall mean this Axonyx 1998 Stock Option Plan, as amended from time to time.

     "Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

     "Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time), promulgated by the SEC under the Act, and any successor thereto.

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock" shall mean the $0.001 par value Common Stock of the Company.

3.   ADMINISTRATION.

     The Plan shall be administered by the Board; provided, however, that the Board may delegate all or any part of its authority to administer the Plan in its entirety or, with respect to any group or groups of persons eligible to receive Options hereunder, to such committee as the Board shall in its sole discretion determine. Such committee shall be composed of not fewer than two members (the "Committee"), all of the members of which Committee shall be Disinterested Persons, if required. The requirement that any member of the Committee be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall comply with the requirements of Rule 16b-3. The Board or its Committee may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such actions as it deems proper. The interpretation, construction and application by the Board or its Committee of any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance. Reference to administrative acts by the Board in the Plan shall also refer to acts by its Committee, unless the context otherwise indicates. Whether or not the Board has delegated administrative authority, the


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Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4.   ELIGIBILITY.

     Only Employees are eligible to receive Incentive Stock Options under the Plan Employees, Officers, Directors, Consultants and Advisors of the Company or its Affiliates are eligible to receive Non-Statutory Stock Options under the Plan.

     No person shall be eligible to receive an Option for a larger number of shares than is recommended for him or her by the Board. Any Optionee may hold more than one Option (whether Incentive Stock Options, Non-Statutory Stock Options, or both), but only on the terms and conditions and subject to the restrictions set forth herein.

     Incentive Stock Options granted to an Employee who owns stock at the time the Incentive Stock Option is granted, representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates, shall be granted at an Option Price at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Incentive Stock Option is granted. In determining ownership of Stock by an Employee, the attribution standards set forth in Code Section 424(d) shall be applicable.

5.   STOCK SUBJECT TO THE PLAN.

     Options granted under the Plan shall be for shares of the Company's authorized but unissued or re-acquired Stock. The aggregate number of shares of Stock which may be subject to Options pursuant to the Plan shall not exceed one million (1,000,000) shares, unless adjusted by the Board pursuant to Paragraph 6(l). Stock issued under other stock option plans of the Company shall not be counted against the maximum number of shares that can be issued under the Plan.

     In the event that any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     If an Optionee pays all or part of any Option Price with shares of Stock, the number of shares deemed to be issued to the Optionee (and counted against the maximum number of shares that can be issued under the Plan) shall be the number of shares transferred to the Optionee by the Company, less the number of shares transferred by the Optionee to the Company as payment. Stock issued on the exercise of an Option which is forfeited in accordance with the conditions contained in the grant by the Optionee after issuance shall be deemed to have never been issued under the Plan and, accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan. Notwithstanding the terms of the previous two sentences, the maximum number of shares


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for which Incentive Stock Options may be issued under the Plan shall be one million (1,000,000) shares, subject to adjustment by the Board as provided under Paragraph 6(l), regardless of the fact that under the terms of the preceding sentences, a lesser number of shares is deemed to be issued pursuant to the exercise of Incentive Stock Options.

6.   TERMS AND CONDITIONS OF OPTIONS.

     The Board or its delegates shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Statutory Stock Option Agreements, as the case may be. Each Agreement shall be in such form as the Board may approve from time to time. Each Agreement shall comply with and be subject to the following terms and conditions:

         (a) TYPE OF OPTION; NUMBER OF SHARES. Each particular Option Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Statutory Stock Options) and the number of shares to which the Option pertains. Under no circumstances shall the aggregate Fair Market Value of the Stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceed $100,000.

         (b) OPTION PRICE. Each particular Option Agreement shall state the Option Price. The Option Price for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date the Incentive Stock Option is granted. The Option Price for a Non-Statutory Stock Option shall be the price per share of Stock set by the Board or its delegates.

         (c) CERTIFICATE LEGENDS. Certificates for shares of Stock issued and delivered to Reporting Persons may be legended, as the Board deems appropriate, if required by the provisions of any applicable rule or regulation.

         (d) MEDIUM AND TIME OF PAYMENT. The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of:

                  (i)      United States cash currency;

                  (ii) a cashier's or certified check to the order of the Company;

                  (iii)    a personal check acceptable to the Company;

                  (iv) to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in



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                           connection with the Option exercise), properly
                           endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised; or

                  (v) to the extent permitted by the Board, the Optionee's entering into an agreement with the Company, whereby a portion of the Optionee's Options are terminated and where the "built-in gain" on any Options which are terminated as part of such agreement equals the aggregate Option Price of the Option being exercised. "Built-in gain" means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option, over the aggregate Option Price otherwise due the Company on such exercise.

                  The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price. Without limiting the foregoing, the Board may cause the Company to loan the Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with payment of the Option Price at any particular time, in any particular form, or with the Company's assistance. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any plan of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option.

         (f) DURATION OF OPTIONS. Each particular Option Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, further, that any Incentive Stock Option



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         granted to an Employee who owns stock at the time the Incentive Stock
         Option is granted representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates shall expire and not be exercisable after the expiration of five (5) years from the date granted. Non-Statutory Stock Options shall expire and not be exercisable after the date set by the Board or its delegates in the particular Option Agreement, or on any later date subsequently approved by the Board or its delegates.

         (g)      EXERCISE OF OPTIONS.

                  (i) Each particular Option Agreement shall state when the Optionee's right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part. Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board, in its sole and exclusive discretion, may provide in the particular Option Agreement, as amended. The Board may at any time increase the percentage of an Option that is otherwise exercisable under the terms of a particular Option Agreement. The Board, in its sole and exclusive discretion, may permit the issuance of Stock underlying an Option prior to the date the Option is otherwise exercisable, provided such Stock is subject to repurchase rights which expire pro rata as the Option would otherwise have become exercisable.

                  (ii) If the Optionee does not exercise in any one (1) year period the full number of shares to which he or she is then entitled to exercise, the Optionee may exercise those shares in any subsequent year during the term of the Option.

         (h) TRANSFER OF OPTIONS. An Option shall not be transferable except by will or by the laws of decent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person, except as specifically provided for by the Board. An attempted non-permitted transfer of an Option shall be void.

         (i) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his of her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the



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         time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (j) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such other period specified in the Option Agreement but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

         (k) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS AN OFFICER, DIRECTOR, CONSULTANT OR ADVISOR In the event that an Optionee who is an Employee, Officer, Director, Consultant or Advisor of the Company or its Affiliates shall cease to be employed by or perform services for the Company or its Affiliates prior to the Option's expiration date (other than upon the Optionee's death or Disability), the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options may be exercised as may be specified in the particular Option Agreement, as amended, between the Optionee and the Company. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board in their sole and exclusive discretion. No provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration.

         (l)      RECAPITALIZATION.

                  (i) The number of shares issuable under the Plan and the number and amount of the Option Stock and the Option Price of outstanding Options may be proportionately adjusted by the Board, in its sole and exclusive discretion, for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares, or for the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company in order to preclude the dilution or enlargement of benefits under the Plan.



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                  (ii) The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan, upon exchange of all of the outstanding stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

                  (iii) If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Option Stock would have been entitled. A dissolution or liquidation of the Company, a merger (other than a merger the principal purpose of which is to change the state of the Company's incorporation) or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the Company's Common Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property, or other capital reorganization in which more than fifty percent (50%) of the Company's Common Stock is exchanged (unless the dissolution or liquidation plan, merger or consolidation agreement or capital reorganization corporate documents expressly provide to the contrary) shall cause each outstanding Option to terminate, provided, that each Optionee shall, immediately prior to such event, have the right to exercise his or her Option in whole or in part, unless the Option in connection with such event is either to be assumed by the successor corporation or parent thereof, or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or the Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option on the date of such event. Notwithstanding the preceding, if, within one (1) year from the date of such event, an Employee's employment is involuntarily terminated, then the Employee's outstanding Options, if any, shall become immediately exercisable.

                  (iv) All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided, that adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code Section 422.

                  (v) Except as expressly provided in this Paragraph 6(l), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase in the number of shares of stock of any class by reason of any



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                  dissolution, liquidation, merger, consolidation,
                  reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or amount of the Option Stock or the Option Price of outstanding Options.

                  (vi) The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (m) RIGHTS AS A SHAREHOLDER. An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(l) above.

         (n) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Statutory Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under this Plan and/or other stock option plans of the Company (to the extent not previously exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

         (o) SECURITIES COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has



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         been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or
         (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (p) TRANSFER AND EXERCISE OF OPTIONS. To the extent required by Code
         Section 422, each Incentive Stock Option shall state that it is not transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution, and that during an Optionee's lifetime, such Incentive Stock Option shall be exercisable only by the Optionee.

         (q) OTHER PROVISIONS. Each Option Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, as the Board may deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Incentive Stock Option shall be an "incentive stock option" as defined in Code Section 422, or to conform to any change in the law.

         (r) WITHHOLDING TAXES. When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option ("withholding taxes"), the Optionee shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form. Subject to such conditions as it may require, the Board, in its sole discretion, may allow an Optionee to reimburse the Company for payment of withholding taxes with shares of Stock. If an Optionee is a Reporting Person at the time of exercise and is given an election to pay any withholding taxes with Stock, the Board shall have sole discretion to approve or disapprove such election.

         (s) LIMITATION ON GRANTS. The following limitation will apply to grants of Options under the Plan: no Employee will be granted Options under the Plan to receive more than two hundred thousand (200,000) shares of Stock in any one fiscal year. The limitation set forth in this Paragraph 6(s) is intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In the event that such limitation is not required to qualify Options as performance-based compensation, this limitation shall not apply under the Plan.

7.       TERM OF PLAN.

         The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 15, 2003. No Incentive Stock Options or Non-statutory Stock Options may be granted under the Plan while the Plan is suspended



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or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

8.       AMENDMENT OF PLAN.

         With respect to any shares at the time not subject to Options, the Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, except that, without approval of the shareholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, except as provided in Section 6(l), change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted. Furthermore, without the approval of the shareholders, the Plan may not be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of "incentive stock options" as defined in Code Section 422. The Board may amend the Plan from time to time to the extent necessary to comply with any applicable law, rule or other regulatory requirement.

9.       APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

10.      NO OBLIGATION TO EXERCISE OPTION.

         The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.      INDEMNIFICATION.

         In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, the Directors, or any individuals who are delegated authority by the Board to administer the Plan, shall be indemnified by the Company against: (i) their reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action,. suit or proceeding, except in actions to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party, within



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ninety (90) days after institution of any such action, suit or proceeding, offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

12.      APPROVAL OF SHAREHOLDERS.

         The portions of the Plan dealing with Incentive Stock Options shall not take effect unless approved by the shareholders of the Company's preferred (if any) and Common Stock, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant Non-Statutory Options for proper corporate purposes.




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